Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 10 — Income Taxes

The Company recognized zero and less than $0.1 million of income tax expense for the three months ended March 31, 2022 and 2021, respectively, resulting in an effective tax rate of 0%. The effective tax rate is different from the federal statutory tax rate primarily due to a full valuation allowance against deferred tax assets.

In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Based upon the analysis of federal and state deferred tax balances, future tax projections, and the Company’s lack of taxable income in the carryback period, the Company recorded a full valuation allowance against the federal and state deferred tax assets as of March 31, 2022 and 2021.

Note 12 — Income Taxes

The Company’s loss before income taxes was approximately $347.8 million and $24.8 million for the years ended December 31, 2021 and 2020, respectively. The Company’s loss was generated entirely in the United States.

Current income tax for the years ended December 31, 2021 and 2020 was zero. The Company did not record any deferred income tax provision for the years ended December 31, 2021 and 2020. The related increase in the deferred tax asset was offset by the increase in valuation allowance.

The following table presents the principal reasons for the difference between the effective tax rate and the federal statutory income tax rate of 21%:

	Year Ended December 31,
	2021	2020
Federal income tax (benefit)	21.0%	21.0%
State and local income taxes (net of federal benefit)	2.6%	8.8%
Nondeductible expenses	(0.2)%	(0.1)%
Warrant expense	(7.1)%	—%
Nondeductible officers’ compensation	(6.9)%	—%
Other	0.8%	—%
Credits	1.3%	—%
Change in valuation allowance	(11.5)%	(29.7)%
Effective tax rate	0.0%	0.0%

Differences between state statutory rate and state effective tax rate for the year ended December 31, 2021 primarily relate to the disallowance of warrant expense as a deduction for tax purposes and limitations imposed on certain share-based compensation under Section 162(m).

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are provided below (in millions):

	As of December 31,
	2021	2020
Deferred Tax Assets:
Net operating loss carryforwards	$22.4	$7.5
Accrued expenses	0.7	—
Operating lease liabilities	1.2	0.7
Stock-based compensation	1.3	—
Warrants	2.0	—
Capitalized R&D expenses	14.9	—
Credits	6.1	—
Other	0.1	—
Gross deferred tax assets	48.7	8.2
Less: valuation allowance	(47.1)	(7.2)
Deferred tax assets, net of valuation allowance	1.6	1.0
Deferred Tax Liabilities:
Depreciation and amortization	(0.3)	(0.4)
Right-of-use assets	(1.3)	(0.6)
Total deferred tax liabilities	(1.6)	(1.0)
Total net deferred tax assets	$—	$—

In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Based upon the analysis of federal and state deferred tax balances and future tax projections and the Company’s lack of taxable income in the carryback period, the Company recorded a valuation allowance against the federal and state deferred tax assets of $47.1 million.

As of December 31, 2021 and 2020, the Company has U.S. federal net operating loss (“NOL”) carryforwards of $81.4 million and $27.0 million, respectively, which can be carried forward indefinitely. As of December 31, 2021 and 2020, the Company has state NOL carryforwards of $76.7 million and $26.7 million, respectively, which will both begin to expire in 2038.

In the ordinary course of its business, the Company incurs costs that, for tax purposes, are determined to be qualified R&D expenditures within the meaning of IRC §41 and are, therefore, eligible for the Increasing Research Activities credit under IRC §41. The U.S. federal R&D tax credit carryforward is $3.9 million and $2.1 million for December 31, 2021 and 2020, respectively. The U.S. federal R&D tax credit carryforward begins to expire in 2039. The state R&D tax credit carryforward is $3.1 million and $0.8 million for December 31, 2021 and 2020, respectively, which can be carried forward indefinitely.

The following table summarizes the activity related to the Company’s unrecognized tax benefits during the years ended December 31, 2021 and 2020 (in millions):

Balance as of December 31, 2019	$—
Increases related to current year tax positions	2.0
Balance as of December 31, 2020	2.0
Increases related to current year tax positions	0.3
Decreases based on tax positions related to prior years	(2.0)
Balance as of December 31, 2021	$0.3

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate as of December 31, 2021 and 2020 is zero due to the valuation allowance that would otherwise be recorded on the deferred tax asset associated with the recognized position. During the years ended December 31, 2021 and 2020, the Company recognized no interest and penalties related to uncertain tax positions. It is not expected that there will be a significant change in uncertain tax positions in the next 12 months.

In accordance with Section 382 and Section 383 of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation that undergoes an “ownership change” (generally defined as a cumulative change of more than 50% in the equity ownership of certain stockholders over a rolling three-year period) is subject to limitations on its ability to utilize its pre-change NOLs and R&D tax credits to offset post-change taxable income and post-change tax liabilities, respectively. The Company’s existing NOLs and R&D credits may be subject to limitations arising from previous ownership changes, and the ability to utilize NOLs could be further limited by Section 382 and Section 383 of the Code. In addition, future changes in the Company’s stock ownership, some of which may be outside of the Company’s control, could result in an ownership change under Section 382 and Section 383 of the Code. The amount of such limitations, if any, has not been determined.

The Company is subject to taxation and files income tax returns with the U.S. federal government and the state of California. The tax years ended December 31, 2018 through December 31, 2020 remain open to examination by the Internal Revenue Service and New York State Department of Revenue, and from December 31, 2020, by the California Franchise Tax Board. In addition, the utilization of NOL and R&D credit carryforwards is subject to federal and state review for the periods in which those net losses were incurred. The Company is not under audit by any tax jurisdictions at this time.